Scudder
Value Fund

Annual Report
September 30, 1995


o For investors seeking long-term growth of capital through investment in undervalued equity securities.

o A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares. This information must be preceded or accompanied by a current prospectus. Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER VALUE FUND

         CONTENTS


     2    In Brief


     3    Letter from the Fund's President


     4    Performance Update


     5    Portfolio Summary


     6    Portfolio Management Discussion


     9    Investment Portfolio


     14   Financial Statements


     17   Financial Highlights


     18   Notes to Financial Statements


     24   Report of Independent Accountants


     25   Tax Information


     25   Officers and Trustees


     26   Investment Products and Services


     27   How to Contact Scudder


         IN BRIEF

     o Scudder Value Fund provided a 23.62% total return for the 12-month period ended September 30, 1995, aided by strong performance from many of its financial, healthcare, and technology holdings.

     o Declining interest rates, gains in corporate earnings, and strong investor demand for equity mutual funds propelled the U.S. stock market to new highs during the Fund's fiscal year.

     o The Fund's net assets nearly doubled during the year, from $35.1 million to $68.1 million, reflecting stock price appreciation and over 3,000 new shareholder accounts.

     o The Fund continues to employ a rigorous value-oriented approach to stock selection, emphasizing below-average price/earnings ratios combined with positive momentum in earnings revisions.

LETTER FROM THE FUND'S PRESIDENT

Dear Shareholders,

         Scudder Value Fund had a great year, with net assets nearly doubling from $35.1 to $68.1 million. This increase reflected a net cash inflow of $22 million and a strong stock market. Stock prices rallied sharply in 1995 after a lackluster 1994, propelled by a confluence of positive economic and market-related factors. Moreover, stock market corrections in this period have been few and unusually mild. Given this environment, we are pleased with the solid performance of Scudder Value Fund, which returned 23.62% for the fiscal year just ended.

         After such impressive stock market gains -- and given the late stage of the economic cycle -- some market correction would be natural. This might be precipitated by growing investor recognition that a mild slowdown in economic activity next year, resulting from the lack of corporate pricing power and a reduction in consumer spending, is likely. With its focus on undervalued securities, Scudder Value Fund should provide relatively strong returns in such an environment, because historically the Fund's investments have been less sensitive to earnings disappointments than stocks with higher multiples. Despite near-term uncertainties, it is important to keep in mind that the longer-term outlook for U.S. equities is favorable, characterized by low inflation, low interest rates, and strong profit growth.

         We would also like to take this opportunity to announce that on October 6, 1995, we introduced another value-oriented fund to the Scudder family of funds: Scudder Small Company Value Fund. The difference between this new fund and Scudder Value Fund is that its investment focus will be on small companies. Further, its investment approach will rely heavily on a proprietary quantitative discipline. For more information about Scudder Small Company Value Fund and other investment products and services, see page 26. If you have questions about Scudder Value Fund, please call a Scudder Investor Relations representative at 1-800-225-2470.
                               Sincerely,

                               /s/Daniel Pierce
                               Daniel Pierce
                               President,
                               Scudder Value Fund

Scudder Value Fund
Performance Update as of September 30, 1995
-----------------------------------------------------------------
Growth of a $10,000 Investment
-----------------------------------------------------------------
Scudder Value Fund
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
9/30/95   $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $12,362    23.62%    23.62%
Life of
Fund*     $14,043    40.43%    13.15%

S&P 500 Index
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
9/30/95   $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $12,975    29.75%    29.75%
Life of
Fund*     $14,473    44.73%    14.43%

*The Fund commenced operations on December 31, 1992.

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:


Scudder Value Fund
Year            Amount
----------------------
12/92*         $10,000
3/93           $10,933
9/93           $11,150
3/94           $10,830
9/94           $11,360
3/95           $12,070
9/95           $14,043

S&P 500 Index
Year            Amount
----------------------
12/92*         $10,000
3/93           $10,437
9/93           $10,758
3/94           $10,590
9/94           $11,155
3/95           $12,239
9/95           $14,473

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.



-----------------------------------------------------------------
Returns and Per Share Information
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods ended September 30

                       1993*    1994     1995
                     -------------------------
Net Asset Value...   $13.38   $13.08   $15.87
Income Dividends..       --      .11      .12
Capital Gains
Distributions.....       --      .43      .13
Fund Total
Return (%)........    11.50     1.88    23.62
Index Total
Return (%)........     7.56     3.68    29.75

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.
If the Adviser had not maintained the Fund's expenses, the average annual total return for the one year and life of Fund periods would have been lower.

Portfolio Summary as of September 30, 1995
---------------------------------------------------------------------------
Diversification
---------------------------------------------------------------------------

Equity Securities       100%              The Fund's cash position was
                        ====              eliminated in the third quarter of
                                          1995, after months of strong inflows
                                          had built it up to nearly 20%.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
Sectors
--------------------------------------------------------------------------
Financial               21%
Manufacturing           14%
Technology              13%               The Fund's holdings in the
Energy                   9%               financial, technology, and
Communications           7%               healthcare sectors contributed
Health                   6%               greatly to the Fund's strong
Consumer Staples         6%               total return.
Consumer Discretionary   5%
Utilities                5%
Other                   14%
                       ----
                       100%
                       ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------
 1. Philips NV.
        Manufacturer of electrical equipment
 2. Sterling Software Inc.
        Computer software products
 3. Tele Danmark A/S
        Telecommunication services
 4. Intel Corp.
        Semiconductor memory circuits
 5. TRW Inc.
        Defense electronics, automotive parts and systems
 6. Destec Energy Inc.
        Non-utility producer of cogeneration and coal gasification power
 7. Philip Morris Companies Inc.
        Tobacco, food products and brewing
 8. Sara Lee Corp.
        Processed foods maker
 9. Allstate Corp.
        Property, liability and life insurance company
10. Acclaim Entertainment Inc.
        Developer of video game cartridges

The 36.4% gain in Destec Energy during the year was particularly gratifying, given its -54.5% return in fiscal 1994.

For more complete details about the Fund's Investment Portfolio, see page 9.
A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

         Thanks to declining interest rates, rising profits, and strong demand by mutual fund investors, U.S. stock returns exceeded virtually everyone's expectations during the 12 months ended September 30, 1995. For the 12-month period, Scudder Value Fund returned 23.62%, based on a $2.79 increase in net asset value to $15.87 at the end of September and $0.25 per share in income and capital gain distributions. This compares with a 29.75% total return for the unmanaged S&P 500 Index and 25.87% on average for the 550 growth funds tracked by Lipper Analytical Services.

         The average U.S. stock in the Fund was up 30% for the 12-month period. The difference between this return and the return for the total portfolio is explained by the Fund's cash position and the underperformance of some foreign holdings. We expect the impact of neither to be as significant going forward. For the year ended September 30, U.S. stocks outperformed foreign stocks in general by one of the largest margins ever. We believe that foreign stocks have some catching up to do and that the Fund's 18% position in foreign holdings will likely boost returns in the future. The Fund's cash position, as high as 20% of the portfolio during the period, reflected the fact that strong inflows doubled the Fund's size over the course of the fiscal year. Typically, we seek to use such flows to the Fund's advantage by adding to existing holdings during market dips. However, there were no significant roll-backs in the market during the period. The monthly string of advances through September without a meaningful decline was the longest in some forty years. It is unlikely we will experience a similar combination -- a doubling of the Fund's assets under management and such persistently higher markets -- in the near future.

                     Financial Stocks Provide Largest Gains

         As mentioned, the U.S. stocks in the Fund generally performed well, led by holdings in the financial sector, our most significant weighting. The Fund's sector emphasis contrasts with that of most growth-oriented funds, whose superior performance for the year was largely due to heavy exposure to the spectacularly performing technology sector. Financial companies may lack the excitement of the latest new software company, but the stock returns of the financial sector over the last 12 months were exciting -- up 42% on average. The performance of the Fund's financial stocks (21% of portfolio holdings as of September 30) supports an underlying tenet of our investment strategy: Strong returns can be produced by relatively staid companies if their stocks are sufficiently undervalued.

         Included among the better-performing financial stocks were Dean Witter, Discover and Co. and Student Loan Marketing Association (Sallie Mae). A year ago, Dean Witter, Discover shares were trading at seven times what the company was likely to earn in 1995, and Student Loan Marketing was under a cloud associated with losing market share to a government direct loan program. Dean Witter, Discover (up 50%) saw continued strength in both of its businesses this year: credit cards and brokerage. With proposals to limit government gaining steam in Congress, Sallie Mae shares appreciated 64% over the last year and still sell at only 12 times 1995's estimate.

         Drug stocks were also good performers during the period, and the Fund's most important pharmaceutical position, Eli Lilly, outperformed the group as a whole. Investors grew to appreciate the wisdom of the company's strategic alliances and restructurings as a means to focus on "disease management" versus merely treating symptoms.

         Technology was clearly the strongest-performing market group. Important contributors to the Fund in this area were Intel and Texas Instruments. Other outperforming holdings included airlines and utilities. Leading the Fund's utility holdings was the turnaround in Destec Energy, which was gratifying, given that it was one of the poorest performers last year. Lagging groups included the Fund's steel, auto-related, and non-U.S. holdings. Shares of steel stocks were reduced during the period due to declining earnings expectations. We believe the Fund's auto-related and foreign holdings still offer excellent value.
                            Looking Forward

         The Fund's primary selection tool is a rigorous valuation discipline. Stocks attractively ranked by our valuation model typically have below-average price/earnings ratios. A secondary criterion is the direction of earnings estimate revisions. A company must demonstrate that an improvement in earnings revisions is under way or clearly imminent before its stocks can pass our "directional" screen.

         Financial stocks, especially insurance stocks, continue to enjoy the best valuations among companies with positive earnings revisions. Despite strong performance this past year, the financial stocks held in the Fund are still selling at large P/E discounts to the market and have solid earnings prospects that are not solely dependent on falling interest rates.

         The technology sector is controversial in that while strong upward earnings revisions are occurring, stock prices reflect the sector's positive outlook. Our conservative valuation discipline dictates extreme selectivity. Technology is inherently a volatile group, and emotional selling could very well surface in the coming months, providing some buying opportunities for the Fund. For the time being, we are content with holdings such as Intel (at 12 times 1996 earnings) and IBM (at less than 8 times). These multiples appear to reflect more skepticism than enthusiasm.

         Some of the more recent additions to the Fund and their 1996 estimated earnings multiples are as follows:

                                    P/E (based on est. '96 EPS)

         Champion International         5x
         Royal Caribbean Cruises        9x
         Bergen Brunswig                11x
         Allstate                       9x

These multiples compare favorably with a P/E of 17x for the S&P 500 Index, based on our 1996 earnings estimates.

         Our outlook for a mild slowdown in economic activity may lead to some temporary stock market disappointment. However, we believe this Fund's value approach, which is reflected in a broad list of holdings with average- to above-average growth prospects and priced at modest relative valuations, positions the Fund well for such an environment.

         Sincerely,

         Your Portfolio Management Team

         /s/Donald E. Hall         /s/William J. Wallace
         Donald E. Hall            William J. Wallace


                Scudder Value Fund: A Team Approach to Investing

         Scudder Value Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

    Lead Portfolio Manager Donald E. Hall has had responsibility for Scudder Value Fund's day-to-day management since its inception in 1992. Don, who joined Scudder in 1982, has 12 years of experience in the value style of investing. William J. Wallace, Portfolio Manager, has been a member of Scudder Value Fund's team since 1992 and has 14 years of investment experience.

                                INVESTMENT PORTFOLIO as of September 30, 1995
--------------------------------------------------------------------------------

                                % of            Principal                                               Market
                             Portfolio         Amount ($)                                             Value ($)
-----------------------------------------------------------------------------------------------------------------
                                        -------------------------------------------------------------------------
                                0.6%            CONVERTIBLE BONDS
                                        -------------------------------------------------------------------------
MEDIA

Cable Television                                1,250,000  Rogers Communications Inc., LYON, 5/20/13
                                                            (Cost $499,855)........................       426,563
                                                                                                     ------------
                                        -------------------------------------------------------------------------
                                0.5%            CONVERTIBLE PREFERRED STOCKS
                                        -------------------------------------------------------------------------
                                                Shares
                                        -------------------------------------------------------------------------
FINANCIAL

Other Financial Companies                          12,200  California Federal Bank "A" Non#Cum. 7.75%
                                                            (Cost $ 253,627).......................       295,850
                                                                                                     ------------
                                        -------------------------------------------------------------------------
                               98.9%            COMMON STOCKS
                                        -------------------------------------------------------------------------
CONSUMER DISCRETIONARY          5.6%

Department & Chain Stores       1.7%               10,000  J.C. Penney Co., Inc. ..................       496,250
                                                   35,000  Price/Costco Inc.* .....................       599,375
                                                                                                     ------------
                                                                                                        1,095,625
                                                                                                     ------------
Hotels & Casinos                1.7%                9,100  Carnival Corp., Class A ................       218,400
                                                   36,300  Royal Caribbean Cruises Ltd. ...........       880,275
                                                                                                     ------------
                                                                                                        1,098,675
                                                                                                     ------------
Recreational Products           2.2%               57,600  Acclaim Entertainment Inc.* ............     1,483,200
                                                                                                     ------------
CONSUMER STAPLES                5.6%

Alcohol & Tobacco               2.7%               21,500  Philip Morris Companies Inc. ...........     1,795,250
                                                                                                     ------------
Food & Beverage                 2.9%               10,400  ConAgra Inc. ...........................       412,100
                                                   50,400  Sara Lee Corp. .........................     1,499,400
                                                                                                     ------------
                                                                                                        1,911,500
                                                                                                     ------------
HEALTH                          6.0%

Biotechnology                   0.2%                4,810  Guidant Corp. ..........................       140,692
                                                                                                     ------------
Hospital Management             0.8%               30,400  Tenet Healthcare Corp.* ................       528,200
                                                                                                     ------------
Medical Supply & Specialty      1.1%               33,900  Bergen Brunswig Corp. "A" ..............       724,612
                                                                                                     ------------
Pharmaceutical                  3.9%               10,000  Astra AB "A" (Free) ....................       358,428
                                                   26,700  BioChem Pharma, Inc.* ..................       851,062
                                                   12,422  Eli Lilly Co. ..........................     1,116,427
                                                    4,900  Schering#Plough Corp. ..................       252,350
                                                                                                     ------------
                                                                                                        2,578,267
                                                                                                     ------------



      The accompanying notes are an integral part of the financial statements.
                                                                         ---
                                                                          9

SCUDDER VALUE FUND
--------------------------------------------------------------------------------

                                % of                                                                    Market
                             Portfolio          Shares                                                Value ($)
----------------------------------------------------------------------------------------------------------------
COMMUNICATIONS                  6.9%

Telephone/Communications                        48,100  Century Telephone Enterprises ...............  1,461,037
                                                13,600  Sprint Corp. ................................    476,000
                                                80,600  Tele Danmark A/S (ADR) ......................  2,085,525
                                                17,500  Telefonos de Mexico S.A. de C.V. "L" (ADR) ..    555,625
                                                                                                     -----------
                                                                                                       4,578,187
                                                                                                     -----------

FINANCIAL                      20.5%

Banks                           8.3%             6,000  BankAmerica Corp. ...........................    359,250
                                                 6,800  Bankers Trust New York Corp. ................    477,700
                                                12,000  Chemical Banking Corp. ......................    730,500
                                                 7,600  J.P. Morgan & Co., Inc. .....................    588,050
                                                25,300  Mellon Bank Corp. ...........................  1,129,013
                                                 9,200  NBD Bancorp, Inc. ...........................    351,900
                                                22,800  Norwest Corp. ...............................    746,700
                                                27,800  State Street Boston Corp. ...................  1,112,000
                                                                                                     -----------
                                                                                                       5,495,113
                                                                                                     -----------
Insurance                       8.9%            26,800  AMBAC Inc. ..................................  1,179,200
                                                42,100  Allstate Corp. ..............................  1,489,287
                                                 9,800  EXEL, Ltd. ..................................    569,625
                                                 2,300  MBIA Inc. ...................................    162,150
                                                41,200  PartnerRe Holdings Ltd. .....................  1,019,700
                                                27,400  UNUM Corp. ..................................  1,445,350
                                                                                                     -----------
                                                                                                       5,865,312
                                                                                                     -----------
Other Financial Companies       2.6%             9,400  Federal National Mortgage Association .......    972,900
                                                14,100  Student Loan Marketing Association ..........    761,400
                                                                                                     -----------
                                                                                                       1,734,300
                                                                                                     -----------
Real Estate                     0.7%            13,900  Meditrust SBI (REIT) ........................    481,288
                                                                                                     -----------
MEDIA                           0.2%

Cable Television                                13,909  Rogers Communications Inc. "B"* .............    137,129
                                                                                                     -----------
SERVICE INDUSTRIES              3.8%

Environmental Services          1.2%            87,600  Laidlaw Inc. Class B ........................    766,500
                                                                                                     -----------
Investment                      0.7%             7,900  Dean Witter, Discover & Co. .................    444,375
                                                                                                     -----------
Miscellaneous Consumer
Services                        0.4%             6,700  H & R Block Inc. ............................    254,600
                                                                                                     -----------
Printing/Publishing             1.5%            30,700  Deluxe Corp. ................................  1,016,937
                                                                                                     -----------
DURABLES                        4.5%

Aerospace                       1.6%             3,749  Lockheed Corp. ..............................    251,652
                                                                                                     -----------
                                                 8,800  United Technologies Corp. ...................    777,700
                                                                                                     -----------
                                                                                                       1,029,352
                                                                                                     -----------





      The accompanying notes are an integral part of the financial statements.
----
 10

                                                INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

                                % of                                                                    Market
                             Portfolio          Shares                                                 Value ($)
-----------------------------------------------------------------------------------------------------------------
Automobiles                     1.4%            2,000  Chrysler Corp. .............................       106,000
                                                7,600  Ford Motor Co. .............................       236,550
                                               12,700  Magna International, Inc. "A" ..............       573,088
                                                                                                      -----------
                                                                                                          915,638
                                                                                                      -----------
Tires                           1.5%           42,600  Cooper Tire & Rubber Co. ...................     1,033,050
                                                                                                      -----------
MANUFACTURING                  13.9%

Chemicals                       1.7%           23,100  Sigma#Aldrich Corp. ........................     1,120,350
                                                                                                      -----------
Containers & Paper              1.5%           18,500  Champion International Corp. ...............       996,687
                                                                                                      -----------
Diversified Manufacturing       3.4%           27,000  Canadian Pacific Ltd. ......................       431,936
                                               24,700  TRW Inc. ...................................     1,837,063
                                                                                                      -----------
                                                                                                        2,268,999
                                                                                                      -----------
Electrical Products             4.2%            8,600  Mabuchi Motor Co., Ltd. ....................       507,900
                                               46,800  Philips NV (New York shares) ...............     2,281,500
                                                                                                      -----------
                                                                                                        2,789,400
                                                                                                      -----------
Industrial Specialty            2.6%            1,000  Schindler Holdings AG (PC) .................       886,870
                                               78,800  Wandel & Goltermann Technologies, Inc.* ....       807,700
                                                                                                      -----------
                                                                                                        1,694,570
                                                                                                      -----------
Specialty Chemical              0.5%            7,900  Betz Laboratories Inc. .....................       322,912
                                                                                                      -----------
TECHNOLOGY                     13.3%

Computer Software               3.2%           46,400  Sterling Software Inc.* ....................     2,111,200
                                                                                                      -----------
EDP Peripherals                 1.3%           71,300  Intergraph Corp.* ..........................       864,513
                                                                                                      -----------
Electronic Data Processing      0.6%            4,300  International Business Machines Corp. ......       405,813
                                                                                                      -----------
Office/Plant Automation         2.0%           18,900  Cisco Systems, Inc.* .......................     1,304,100
                                                                                                      -----------
Semiconductors                  6.2%           21,800  Atmel Corp.* ...............................       735,750
                                               34,400  Intel Corp. ................................     2,068,300
                                               16,400  Texas Instruments Inc. .....................     1,309,950
                                                                                                      -----------
                                                                                                        4,114,000
                                                                                                      -----------
ENERGY                          8.7%

Engineering                     1.3%            7,400  VA Technologie AG ..........................       852,132
                                                                                                      -----------
Oil & Gas Production            0.5%            9,600  Imperial Oil Ltd. ..........................       357,600
                                                                                                      -----------
Oil Companies                   6.9%            5,300  Amoco Corp. ................................       339,862
                                                9,900  Exxon Corp. ................................       715,275
                                               12,900  Mobil Corp. ................................     1,285,163
                                               23,100  Repsol SA (ADR) ............................       733,425
                                               10,803  Total SA (ADR) .............................       325,440
                                               64,400  YPF SA "D" (ADR) ...........................     1,159,200
                                                                                                      -----------
                                                                                                        4,558,365
                                                                                                      -----------


      The accompanying notes are an integral part of the financial statements.
                                                                         ----
                                                                          11

SCUDDER VALUE FUND
--------------------------------------------------------------------------------

                                % of                                                                    Market
                             Portfolio          Shares                                                 Value ($)
-----------------------------------------------------------------------------------------------------------------
METALS & MINERALS               1.6%

Steel & Metals                                  23,500  Allegheny Ludlum Corp. .....................      478,812
                                                12,200  Nucor Corp. ................................      545,950
                                                                                                      -----------
                                                                                                        1,024,762
                                                                                                      -----------
CONSTRUCTION                    0.4%

Forest Products                                 11,900  Louisiana#Pacific Corp. ....................      287,088
                                                                                                      -----------
TRANSPORTATION                  3.3%

Airlines                        3.1%            10,700  AMR Corp.* .................................      771,738
                                                46,100  America West Airlines, Inc.* ...............      714,550
                                                17,500  ValueJet Airlines Inc.* ....................      570,938
                                                                                                      -----------
                                                                                                        2,057,226
                                                                                                      -----------
Marine Transportation           0.2%             5,800  Teekay Shipping Corp.* .....................      139,200
                                                                                                      -----------
UTILITIES                       4.6%

Electric Utilities                             121,700  Destec Energy Inc.* ........................    1,825,500
                                                25,200  Public Service Co. of New Mexico* ..........      412,650
                                                31,100  TNP Enterprises Inc. .......................      552,025
                                                 9,200  Unicom Corp. ...............................      278,300
                                                                                                      -----------
                                                                                                        3,068,475
                                                                                                      -----------
                                                        TOTAL COMMON STOCKS
                                                         (Cost $57,739,574) ........................   65,445,194
                                                                                                      -----------
-----------------------------------------------------------------------------------------------------------------
                                                        TOTAL INVESTMENT PORTFOLIO # 100.0%
                                                         (Cost $58,493,056) (a) ....................   66,167,607
                                                                                                      ===========


(a) The cost for federal income tax purposes was $58,482,598. At September 30, 1995, net unrealized appreciation for all securities based on tax cost was $7,685,009. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $8,870,957 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of
    $1,185,948.

*   Non-income producing security.




      The accompanying notes are an integral part of the financial statements.
----
 12

                                                        INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
At September 30, 1995, outstanding written call options were as follows (Note A):
                                        NUMBER OF       EXPIRATION      STRIKE       MARKET
                                        CONTRACTS         DATE          PRICE       VALUE ($)
                                    ------------------------------------------------------------

        S&P 500 Index .............     200             Oct. 95         590         75,000
                                                                                    ------
    Total outstanding written options (Premiums received $91,897) ............      75,000
                                                                                    ======


Transactions in written call options during the year ended September 30, 1995 were:
                                                                                PREMIUMS
                                                NUMBER OF CONTRACTS             RECEIVED ($)
                                              -----------------------------------------------
    Outstanding at
        September 30, 1994 ..................           --                              --
        Contracts written ...................        1,825                       1,178,993
        Contracts expired ...................         (100)                        (15,224)
        Contracts closed  ...................       (1,265)                     (1,030,403)
        Contracts exercised .................         (260)                        (41,469)
                                              -----------------------------------------------
    Outstanding at
        September 30, 1995 ..................          200                          91,897
                                                       ===                          ======





      The accompanying notes are an integral part of the financial statements.
                                                                         ----
                                                                          13

SCUDDER VALUE FUND
FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
        ---------------------------------------------------
                STATEMENT OF ASSETS AND LIABILITIES
        ---------------------------------------------------

                SEPTEMBER 30, 1995
                ------------------------------------------------------------------------------------
                ASSETS
                Investments, at market (identified cost $58,493,056)
                    (Note A) ........................................                   $ 66,167,607
                Cash ................................................                            568
                Receivables:
                    Investments sold ................................                      7,649,738
                    Dividends and interest ..........................                         89,340
                    Fund shares sold ................................                         66,233
                Deferred organization expense (Note A) ..............                         24,853
                                                                                        ------------
                        Total assets ................................                     73,998,339

                LIABILITIES
                Payables:
                    Investments purchased ...........................      $  109,193
                    Fund shares redeemed ............................          55,283
                    Note payable (Note D) ...........................       5,592,000
                    Interest  payable on note (Note D) ..............           2,718
                    Accrued management fee (Note C) .................          31,923
                    Other accrued expenses (Note C) .................          57,810
                    Written options, at market (premiums
                        received $91,897) (Note A) ..................          75,000
                                                                          -----------
                        Total liabilities ...........................                      5,923,927
                                                                                        ------------
                Net assets, at market value .........................                   $ 68,074,412
                                                                                        ============
                NET ASSETS
                Net assets consist of:
                    Undistributed net investment income .............                   $    102,110
                    Unrealized appreciation on:
                        Investments .................................                      7,674,551
                        Options .....................................                         16,897
                    Accumulated net realized gain ...................                      2,557,715
                    Shares of beneficial interest ...................                         42,884
                    Additional paid#in capital ......................                     57,680,255
                                                                                        ------------
                Net assets, at market value .........................                   $ 68,074,412
                                                                                        ============
                NET ASSET VALUE, offering and redemption price per
                    share ($68,074,412 / 4,288,446 outstanding
                    shares of beneficial interest, $.01 par value,
                    unlimited number of shares authorized) .........                        $ 15.87
                                                                                            =======



      The accompanying notes are an integral part of the financial statements.
----
 14

                                                FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
--------------------------------------------------
        STATEMENT OF OPERATIONS
--------------------------------------------------

YEAR ENDED SEPTEMBER 30, 1995
--------------------------------------------------
INVESTMENT INCOME
Income:
Dividends .......................................               $ 1,010,746
Interest ........................................                   411,465
                                                                -----------
                                                                  1,422,211

Expenses:
Management fee (Note C) .........................   $  257,942
Services to shareholders (Note C) ...............      152,097
Custodian and accounting fees (Note C)...........       56,129
Trustees' fees (Note C) .........................       43,076
Reports to shareholders .........................       35,499
Registration ....................................       22,984
Auditing ........................................       26,258
Legal ...........................................       12,243
Amortization of organization expense (Note A) ...        8,932
Interest expense (Note D) .......................        2,718
Other ...........................................       13,064      630,942
                                                    -----------------------
Net investment income ...........................                   791,269
                                                               ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
    Investments .................................    3,810,528
    Options .....................................   (1,381,331)
    Futures .....................................      338,400    2,767,597
                                                    ----------
Net unrealized appreciation during the period on:
    Investments .................................    7,347,398
    Options .....................................       16,897    7,364,295
                                                    -----------------------
Net gain on investment transactions .............                10,131,892
                                                               ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS................................              $ 10,923,161
                                                               ============




      The accompanying notes are an integral part of the financial statements.
                                                                         ----
                                                                          15

SCUDDER VALUE FUND
-------------------------------------------------------------------------------
        ----------------------------------------------------
                STATEMENTS OF CHANGES IN NET ASSETS
        ----------------------------------------------------


                                                                YEARS ENDED SEPTEMBER 30,
                                                              -----------------------------
        INCREASE (DECREASE) IN NET ASSETS                           1995            1994
        -----------------------------------------------------------------------------------
        Operations:
        Net investment income ..............................  $    791,269      $    384,856
        Net realized gain from investment
            transactions ...................................     2,767,597           486,834
        Net unrealized appreciation (depreciation) on
            investment transactions during the period ......     7,364,295          (213,830)
                                                              ------------      ------------
        Net increase in net assets resulting from
            operations .....................................    10,923,161           657,860
                                                              ------------      ------------
        Distributions to shareholders from:
        Net investment income ($.12 and $.11
            per share, respectively) .......................      (309,372)         (271,039)
                                                              ------------      ------------
        Net realized gains ($.13 and $.43
            per share, respectively) .......................      (336,274)       (1,059,888)
                                                              ------------      ------------
        Fund share transactions:
        Proceeds from shares sold ..........................    48,559,462        17,585,449
        Net asset value of shares issued to
            shareholders in reinvestment of distributions ..       599,884         1,279,362
        Cost of shares redeemed ............................   (26,461,130)      (11,604,314)
                                                              ------------      ------------
        Net increase in net assets from Fund share
            transactions ...................................    22,698,216         7,260,497
        INCREASE IN NET ASSETS .............................    32,975,731         6,587,430
        Net assets at beginning of period ..................    35,098,681        28,511,251
        NET ASSETS AT END OF PERIOD (including
            undistributed net investment income of
            $102,110 and $314,180, respectively) ...........  $ 68,074,412      $ 35,098,681
                                                              ============      ============
        OTHER INFORMATION
        INCREASE (DECREASE) IN FUND SHARES
        Shares outstanding at beginning of period ..........     2,683,720         2,131,497
                                                              ------------      ------------
        Shares sold ........................................     3,327,977         1,354,224
        Shares issued to shareholders in
            reinvestment of distributions ..................        47,124            99,950
        Shares redeemed ....................................    (1,770,375)         (901,951)
                                                              ------------      ------------
        Net increase in Fund shares ........................     1,604,726           552,223
                                                              ------------      ------------
        Shares outstanding at end of period ................     4,288,446         2,683,720
                                                              ============      ============


      The accompanying notes are an integral part of the financial statements.
----
 16

                                                FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.


                                                                                                           FOR THE PERIOD
                                                                                                          DECEMBER 31, 1992
                                                                              YEARS ENDED SEPTEMBER 30,     (COMMENCEMENT
                                                                            ----------------------------   OF OPERATIONS) TO
                                                                                1995              1994    SEPTEMBER 30, 1993
                                                                            ----------------------------  -------------------
Net asset value, beginning of period ...................................        $13.08          $13.38          $12.00
                                                                                ------          ------          ------
Income from investment operations:
    Net investment income (a) ..........................................           .18             .13             .10
    Net realized and unrealized gain on investments ....................          2.86             .11            1.28
                                                                                ------          ------          ------
Total from investment operations .......................................          3.04             .24            1.38
                                                                                ------          ------          ------
Less distributions from:
    Net investment income ..............................................          (.12)           (.11)             --
    Net realized gains on investment transactions ......................          (.13)           (.43)             --
                                                                                ------          ------          ------
Total distributions ....................................................          (.25)           (.54)             --
                                                                                ------          ------          ------
Net asset value, end of period .........................................        $15.87          $13.08          $13.38
                                                                                ======          ======          ======
TOTAL RETURN (%) .......................................................         23.62            1.88           11.50**
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) .................................            68              35              29
Ratio of operating expenses, net to average daily net assets (%) (a) ...          1.25            1.25            1.25*
Ratio of net investment income to average daily net assets (%) .........          1.57            1.16            1.56*
Portfolio turnover rate (%) ............................................          98.2            74.6            60.8*
(a)   Reflects a per share amount of management fee and
       other fees not imposed ..........................................         $ .02          $  .04          $  .06
      Operating expense ratio including expenses
       reimbursed, management fee and other expenses
       not imposed (%) .................................................          1.44            1.61            2.16*

 * Annualized
** Not annualized


                                                                       ----
                                                                        17

SCUDDER VALUE FUND NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
        A.  SIGNIFICANT ACCOUNTING POLICIES
-------------------------------------------------------------------------------
        Scudder Value Fund (the "Fund") is a diversified series of Scudder
        Equity Trust    (the "Trust"). The Trust is organized as a
        Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

        SECURITY VALUATION. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

        Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

        All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.


----
 18

                                                NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

OPTIONS. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund wrote call options on financial instruments as a hedge against potential adverse price movements in the value of portfolio assets.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into


                                                                         ----
                                                                          19

SCUDDER VALUE FUND
-------------------------------------------------------------------------------

        option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

        FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Fund purchased securities index futures as a temporary substitute for purchasing selected investments.

        Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

        Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

        REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement and the underlying collateral, is equal to at least 100.5% of the resale price.



----
 20

                                                NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In addition, from November 1, 1994 through September 30, 1995, the Fund incurred approximately $136,302 of net long-term capital losses which the Fund intends to elect to defer and treat as arising in the fiscal year ended September 30, 1996.

DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences primarily relate to deferral of certain losses for tax purposes. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

ORGANIZATION COSTS. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Original issue discounts are accreted for both tax and financial reporting purposes.


                                                                         ----
                                                                          21

SCUDDER VALUE FUND
--------------------------------------------------------------------------------

        B.  PURCHASES AND SALES OF SECURITIES
--------------------------------------------------------------------------------
        During the year ended September 30, 1995, purchases and sales of investment securities (excluding short-term investments) aggregated $65,934,349 and $43,629,606, respectively.

        The aggregate face value of futures contracts opened and closed during the year ended September 30, 1995 was $14,768,600.

        C.  RELATED PARTIES
--------------------------------------------------------------------------------
        Under the Fund's Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund pays the Adviser a fee equal to an annual rate of 0.70% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Agreement provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. In addition, the Adviser has agreed not to impose all or a portion of its management fee until January 31, 1996 in order to maintain the annualized expenses of the Fund at not more than 1.25% of average daily net assets. For the year ended September
        30, 1995, the Adviser did not impose a portion of its management fee amounting to $95,355, and the amount imposed amounted to $257,942.

        Scudder Service Corporation ("SSC"), a wholly-owned subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended September 30, 1995, the amount charged to the Fund by SSC aggregated $125,734, of which $14,964 is unpaid at September 30, 1995.

        Effective October 24, 1994, Scudder Fund Accounting Corporation ("SFAC"), a wholly-owned subsidiary of the Adviser, assumed responsibility for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended September 30, 1995, the amount charged to the



----
 22

                                                NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Fund by SFAC aggregated $35,363, of which $6,250 is unpaid at September
30, 1995.

The Fund pays each of its Trustees not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the year ended September 30, 1995, Trustees' fees aggregated $43,076.

D.  SHORT-TERM DEBT
------------------------------------------------------------------------
During the year ended September 30, 1995, the Fund borrowed an amount from a bank at the existing prime rate. The arrangement with the bank allows the Fund to borrow a maximum amount based on the Fund's net asset value. Borrowings outstanding at the end of the period amounted to $5,592,000.

During the year ended September 30, 1995, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) was $5,592,000 with a weighted average interest rate of 8.75%. Interest expense for the year ended September 30, 1995 was $2,718 (less than $.01 per share).


                                                                    ----
                                                                     23

SCUDDER VALUE FUND
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

        TO THE TRUSTEES OF SCUDDER EQUITY TRUST AND THE SHAREHOLDERS OF SCUDDER VALUE FUND:

        We have audited the accompanying statement of assets and liabilities of Scudder Value Fund, including the investment portfolio, as of September 30, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period December 31, 1992 (commencement of operations) to September 30, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Value Fund as of September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period December 31, 1992 (commencement of operations) to September 30, 1993, in conformity with generally accepted accounting principles.


        Boston, Massachusetts           COOPERS & LYBRAND L.L.P.

        November 3, 1995


----
 24

TAX INFORMATION

Pursuant to section 854 of the Internal Revenue Code, the Fund designates $780,043 as dividends eligible for the dividends received deduction for corporations for the year ended September 30, 1995.

OFFICERS AND TRUSTESS

Daniel Pierce*
    President and Trustee
Paul Bancroft III
    Trustee; Venture Capitalist and Consultant
Thomas J. Devine
    Trustee; Consultant
David S. Lee*
    Vice President and Trustee
Douglas M. Loudon*
    Vice President and Trustee
Dr. Wilson Nolen
    Trustee; Consultant
Juris Padegs*
    Vice President and Trustee
Dr. Gordon Shillinglaw
     Trustee; Professor Emeritus of Accounting, Columbia University Graduate School of Business
Robert G. Stone, Jr.
    Trustee; Chairman of the Board and Director, Kirby Corporation
Robert W. Lear
     Honorary Trustee; Executive-in-Residence, Visiting Professor, Columbia University Graduate School of Business
Donald E. Hall*
    Vice President
Jerard K. Hartman*
    Vice President
Thomas W. Joseph*
    Vice President
Kathleen T. Millard*
    Vice President
Thomas F. McDonough*
    Vice President, Secretary and Assistant Treasurer
Pamela A. McGrath*
    Vice President and Treasurer
Edward J. O'Connell*
    Vice President and Assistant Treasurer
Kathryn L. Quirk*
    Vice President and Assistant Secretary
Coleen Downs Dinneen*
    Assistant Secretary


*Scudder, Stevens & Clark, Inc.

INVESTMENT PRODUTS AND SERVICES


 The Scudder Family of Funds
 -----------------------------------------------------------------------------------------------------------------
                Money Market                                        Income
                   Scudder Cash Investment Trust                       Scudder Emerging Markets Income Fund
                   Scudder U.S. Treasury Money Fund                    Scudder GNMA Fund
                Tax Free Money Market+                                 Scudder Income Fund
                   Scudder Tax Free Money Fund                         Scudder International Bond Fund
                   Scudder California Tax Free Money Fund*             Scudder Short Term Bond Fund
                   Scudder New York Tax Free Money Fund*               Scudder Short Term Global Income Fund
                Tax Free+                                              Scudder Zero Coupon 2000 Fund
                   Scudder California Tax Free Fund*                Growth
                   Scudder High Yield Tax Free Fund                    Scudder Capital Growth Fund
                   Scudder Limited Term Tax Free Fund                  Scudder Development Fund
                   Scudder Managed Municipal Bonds                     Scudder Global Fund
                   Scudder Massachusetts Limited Term Tax Free Fund*   Scudder Global Small Company Fund
                   Scudder Massachusetts Tax Free Fund*                Scudder Gold Fund
                   Scudder Medium Term Tax Free Fund                   Scudder Greater Europe Growth Fund
                   Scudder New York Tax Free Fund*                     Scudder International Fund
                   Scudder Ohio Tax Free Fund*                         Scudder Latin America Fund
                   Scudder Pennsylvania Tax Free Fund*                 Scudder Pacific Opportunities Fund
                Growth and Income                                      Scudder Quality Growth Fund
                   Scudder Balanced Fund                               Scudder Small Company Value Fund
                   Scudder Growth and Income Fund                      Scudder Value Fund
                                                                       The Japan Fund
 Retirement Plans and Tax-Advantaged Investments
 -----------------------------------------------------------------------------------------------------------------
                   IRAs                                                403(b) Plans
                   Keogh Plans                                         SEP-IRAs
                   Scudder Horizon Plan+++* (a variable annuity)       Profit Sharing and Money Purchase
                   401(k) Plans                                            Pension Plans
 Closed-End Funds#
 -----------------------------------------------------------------------------------------------------------------
                   The Argentina Fund, Inc.                            The Latin America Dollar Income Fund, Inc.
                   The Brazil Fund, Inc.                               Montgomery Street Income Securities, Inc.
                   The First Iberian Fund, Inc.                        Scudder New Asia Fund, Inc.
                   The Korea Fund, Inc.                                Scudder New Europe Fund, Inc.
                                                                       Scudder World Income
                                                                           Opportunities Fund, Inc.
 Institutional Cash Management
 -----------------------------------------------------------------------------------------------------------------
                   Scudder Institutional Fund, Inc.                    Scudder Treasurers Trust(TM)++
                   Scudder Fund, Inc.
 -----------------------------------------------------------------------------------------------------------------
    For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++A no-load variable annuity contract provided by
    Charter National Life Insurance Company and its affiliate, offered by
    Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by
    Scudder, Stevens & Clark, Inc. are traded on various stock exchanges. ++For information on Scudder Treasurers Trust,(TM) an institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc.
    ($100,000 minimum), call 1-800-541-7703.

                                       26

HOW TO CONTACT SCUDDER

 Account Service and Information

 -------------------------------------------------------------------------------------------------------------

                                         For existing account service and transactions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-5163

                                         For personalized information about your
                                         Scudder accounts; exchanges and
                                         redemptions; or information on any
                                         Scudder fund SCUDDER AUTOMATED
                                         INFORMATION LINE (SAIL) 1-800-343-2890
 Investment Information
 -------------------------------------------------------------------------------------------------------------

                                         To receive information about the
                                         Scudder funds, for additional
                                         applications and prospectuses, or for
                                         investment questions SCUDDER INVESTOR
                                         RELATIONS 1-800-225-2470

                                         For establishing 401(k) and 403(b) plans
                                         SCUDDER DEFINED CONTRIBUTION SERVICES
                                         1-800-323-6105
 Please address all correspondence to
 -------------------------------------------------------------------------------------------------------------

                                         THE SCUDDER FUNDS
                                         P.O. BOX 2291
                                         BOSTON, MASSACHUSETTS
                                         02107-2291
 Or stop by a Scudder Funds Center
 -------------------------------------------------------------------------------------------------------------

                                         Many  shareholders  enjoy the  personal,  one-on-one  service of the
                                         Scudder  Funds  Centers.  Check for a Funds Center near you--they can be found in the following cities:
                                         Boca Raton                            New York
                                         Boston                                Portland, OR
                                         Chicago                               San Diego
                                         Cincinnati                            San Francisco
                                         Los Angeles                           Scottsdale
 -------------------------------------------------------------------------------------------------------------

                                         For information on Scudder            For information on Scudder
                                         Treasurers Trust,(TM) an              Institutional Funds,* funds
                                         institutional cash management         designed to meet the broad
                                         service for corporations,             investment management and
                                         non-profit organizations and          service needs of banks and
                                         trusts that uses certain portfolios   other institutions, call
                                         of Scudder Fund, Inc.* ($100,000      1-800-854-8525.
                                         minimum), call 1-800-541-7703.

 -------------------------------------------------------------------------------------------------------------


    Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

* Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Celebrating Over 75 Years of Serving Investors


    Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer 37 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.


    Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.